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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-23037

Tekla World Healthcare Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

100 Federal Street, 19th Floor, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	June 30, 2015 to September 30, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA WORLD
HEALTHCARE FUND

Annual Report

  2  0  1  5

TEKLA WORLD
HEALTHCARE FUND

DISTRIBUTION POLICY

The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. The Fund intends to use net investment income and net realized capital gains when making monthly distributions, if available, but the Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. With each distribution, the Fund will issue a notice to shareholders and a press release with detailed information regarding the amount and estimated composition of the distribution. You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Fund's Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

To our Shareholders:

Introduction

On September 30, 2015, the net asset value (NAV) per share of the Fund was $17.38. Since the commencement of operations on June 30, 2015 through September 30, 2015, total return at NAV of the Fund was -7.46%, with distributions reinvested. The total investment return at market with distributions reinvested was -27.07% during the same period. Comparisons to the relevant indices are listed below.

Investment Returns	6/30/15* To 9/30/15
At Market	-27.07%
At Net Asset Value	-7.46%
S&P 500 Index	-6.44%
MSCI World Healthcare Index	-9.28%

*Commencement of Operations.

Investment Highlights

The Nasdaq Biotech Index (NBI) has generally demonstrated more volatility in the twelve month period ended September 30, 2015 than it had in recent years. While the NBI was among the best performing sectors for the approximately seven years, rising more than fourfold (+346%) between the end of 2008 to the end of this report period, the broader S&P 500 Index rose approximately 145% in the same period. So, considering the last seven years as a whole, as the NBI significantly outperformed the broad market, we are satisfied with the overall performance of the healthcare sector and the Fund. See the following chart for a comparison.

However, starting on July 20, 2015 when the NBI reached an all-time high, through September, the NBI decreased approximately 24% while the S&P 500 Index decreased approximately 9%.

It is our impression that the recent healthcare/biotech pullback was the result of multiple factors. Even given the strong relative and absolute growth rates we see in the sector, there appeared to be a broadly felt notion that valuations were getting stretched, particularly for a few highflying outlier companies. In recent quarters we have seen analysts suggesting valuation as the basis for concerns about a potential reversal, healthy or otherwise.

We think valuation, especially for a few highly publicized companies, may have played a part in the recent NBI reversal but was likely not the only key factor in the drop. In the last few months, in our view, several questions, ultimately linked to drug pricing, have had an impact on healthcare sector sentiment. First, in mid-summer, a small specialty pharmaceutical company was noted to have acquired an old, niche product from another company and quickly increased the price of this product more than 50 fold. This action produced considerable negative publicity. Since this disclosure, the topic has become politicized. At least one presidential candidate has elected to emphasize drug pricing in her campaign, weakening sentiment toward the sector and, at least in our view, ultimately exacerbating the pullback described above.

In addition, as the report period was closing (and beyond), another specialty pharmaceutical company was alleged to have, at the least, used questionable practices in the pricing and marketing of a number of its products. This situation is still being investigated. In aggregate, it is fair to say that a concern about pricing power in the healthcare sector has heightened volatility and downward pressure, particularly in the specialty pharmaceutical subsector and even more particularly in situations where pricing may not reflect value to patients.

We believe that current concerns about pricing power in the healthcare and biotech industries are overblown. It is our observation that the vast majority of companies, particularly many of the innovative companies we prefer, price their new and novel products based on the value they bring to patients. There are certainly companies that try to price products in order to seek what one presidential candidate calls "excess" profits (whatever that means), but we believe most companies try to price their products fairly. Beyond this, we note that there are legislative controls in place in the US to limit executive branch over-reactions. At the moment, the government is limited in its ability to "control" drug pricing. Given the current and expected government makeup, we don't see this situation changing soon. Bottom line, we think the industry's ability to price drugs that reflect their value to patients will remain a positive for the sector for some time.

More generally there are always factors that make us more bearish and others that make us more bullish. At the moment, our biggest concern is how the IPO and follow on market has been behaving. This market has been growing explosively for the last 2-3 years though it may well now be cooling at least for the moment. In the last couple of years there have been more than 225 priced IPOs raising more than $25 billion in our sector. Moreover, in the same timeframe, there have been more than 850 priced follow-on financings (including primary, secondary, and reg-direct offerings) raising greater than $100 billion. There have been three main consequences. First and foremost, an entirely new generation of novel public companies has been created which is now fully funded. It is our belief that this funding phenomenon has armed a generation of companies that will both improve the quality of life for millions of people and also be the basis for another wave of sales and earnings growth in our sector. This should ultimately extend and expand the positive sentiment that our sector has earned and received.

Second, and less appreciated, successful listing of these companies has re-energized venture funding in the healthcare sector. Prior to the last couple of years, it is our impression that limited partnership (LP) funding interest in healthcare had waned. As a consequence we observed less venture capital funding available and fewer well-funded venture backed companies than there might otherwise have been. We expect that the successful recent investment exits of at least a few venture funds will catalyze additional LP interest in the biotech space. In time, this should facilitate the next round of IPO investment by public investors.

Third, we note quite a bit of clinical and other data that is being generated by the new IPO companies. In general these companies have been managed by more experienced individuals and have often gone public at a later stage than previous IPO generations. While there have been some "story" stocks (i.e., great ideas without much clinical validation), a significant portion of recent IPOs have been relatively later stage than we recall in the 1999-2000 timeframe, which is generally considered among the most prolific IPO period. Some current IPO companies have already initiated clinical trials that could lead to relatively near term regulatory approvals. We expect that such companies will create value more quickly than the famed 1999-2000 generation of IPOs. We anticipate that this will materially reduce the time from concept to profit that hampered value creation after the last great wave of IPOs.

In addition to these impressions, after the recent pullback, many healthcare and biotech companies are now at lower valuations. We note that after the September 2015 pullback described above, valuations have dropped markedly. Mark Schoenebaum of Evercore ISI, a well-known sell side analyst, has noted that the price/earnings ratio of the four biggest biotech companies (Gilead Sciences, Inc., Amgen Inc., Celgene Corporation and Biogen Inc. which he and others use as a proxy for the sector) was lower on an equal weighted basis than the S&P 500 Index. Mr. Schoenebaum asserts that the P/E for this group has only been below that of the broader index three other times in the last 10 years.

Furthermore, Bloomberg calculates that the consensus long term growth rate of these four companies is 14.73% compared to a consensus of 10.1% for the S&P 500 Index. Given these numbers, growth adjusted earnings (i.e., P/E divided by growth rate or PEG) for the 4 largest biotech companies is at an attractive level relative to its own history and to that of the S&P 500 Index. It is our experience that PEG ratios are among the best indicators of value.

There can be no certainty about the future and there can be plenty of things that go awry, but to us this picture suggests that the healthcare sector in general and the biotech sector in particular still provides an interesting investment opportunity.

Portfolio Highlights

This is our first shareholder letter since the June IPO of your Fund. We would like to thank you for your decision to invest in THW. The rationale for the Fund, in our view, was and is compelling. Namely that for a variety of demographic, expected sector growth and other fundamental reasons, the healthcare/biotech sectors represent an attractive investment opportunity. In addition, we feel that the under various circumstances, the combined growth and income strategy used by the Fund may provide a measure of downside protection. And that while the US healthcare and biotechnology sectors are attractive, we also feel that analogous outside the US healthcare and biotech opportunities exist and may be somewhat overlooked. We defer to THW's prospectus for the details, but the Fund intends to emphasize innovation both in the US and outside the US. The Fund expects to have 40% or greater of its assets in healthcare companies located outside of the US. THW is certainly an equity focused Fund, but it will also make a number of income oriented investments, including corporate debt, as well as income and dividend producing equities. THW is expected to derive a substantive portion of its current "income" from premiums associated with covered call writing. The harvesting of short term gains may also be used to augment or replace this "income".

THW was formed approximately two months before the end of the report period and just over three months prior to this writing in early November 2015. At this point, the Fund's portfolio has not yet been fully formed but we have been steadily investing as planned. As of September 30, 2015, approximately 80% of the Fund's net assets have been invested. Approximately 40% of net assets are invested in companies located outside the US. As of September 30, 2015, THW maintained investments in approximately 38 companies in 13 ex-US geographies across a range of healthcare subsectors. THW has not yet employed leverage but expects to do so as cash assets decrease.

TOP 10 HOLDINGS AS OF 9/30/15 (Excludes Short-Term Investments)	% of Net Assets
Novo Nordisk A/S	2.9%
Roche Holding AG	2.9%
Allergan plc	2.8%
Gilead Sciences, Inc.	2.6%
Medtronic PLC	2.6%
Biogen Inc.	2.2%
UCB SA	2.0%
GlaxoSmithKline PLC	2.0%
Shire plc	1.9%
Syngenta AG	1.8%

SECTOR DIVERSIFICATION AS OF 9/30/15 (% of Net Assets)

COUNTRY DIVERSIFICATION AS OF 9/30/15	% of Net Assets
Australia	0.4%
Belgium	3.6%
Canada	0.2%
Denmark	4.3%
France	1.8%
Germany	1.6%
Ireland	13.2%
Israel	2.0%
Japan	1.0%
Netherlands	2.3%
Spain	0.5%
Switzerland	7.6%
United Kingdom	5.8%
United States	58.5%

To this writing, THW has declared and made dividend distributions as expected through a combination of "income" producing sources as well as through the harvesting of some short term gains resulting from the sale of equities. The pull back in the markets and the lack of current leverage has made this more difficult, but we continue to believe that our planned model will work over any reasonable timeframe and circumstances.

We note that THW has adopted the MSCI World Healthcare Index as its narrow benchmark and the S&P 500 Index as its broad benchmark. We are required to adopt such benchmarks. However, THW is quite unique with its focus on healthcare, and its intent to invest a considerable portion of assets in companies located outside of the US, its growth and income approach, its intent to invest in pre-public venture and other structured opportunities. THW's emphasis on income has resulted in the Fund's investment in approximately 13% of Managed Assets principally in the debt of healthcare companies. In addition, the Fund writes covered calls on a large percentage of assets. These investments are intended to produce significant "current income" (i.e., traditional income and short term gains resulting from premiums associated with covered call writing). These goals, designed to provide some added likelihood that THW will be able to make its distribution goals and provide some level of downside protection in a variety of market scenarios, may also limit upside participation.

By comparison to what we expect for THW, both the MSCI World Healthcare Index and the S&P 500 Index contain on average, larger companies and do not include any debt, venture or structured investments. In addition, the S&P 500 Index includes companies in all sectors of the economy. Only approximately 20% of the S&P 500 Index is healthcare oriented. We expect that, at times, the differences between the composition of THW's portfolio and each of its benchmarks may complicate analysis of THW's performance. We expect that at such times we will provide additional color that may be helpful in your analysis.

We also note that while NAV performance has nominally exceeded that of MSCI World Healthcare Index in the period ended September 30, 2015, absolute NAV performance has been negative and at market performance has been decidedly negative. This has resulted in the Fund's trading at a significant discount. In our experience discounts are generally the consequence of market sentiment and sentiment is ephemeral. As described above we are generally optimistic about the future of the healthcare and biotech sectors. We believe that several of the factors which have effected sentiment will normalize or reverse. We believe this should benefit THW. However, as a recently formed Fund it may also be that lack of familiarity with THW by the closed-end fund market. This suggests that it will take some time for the market to become more familiar with THW and it strategy.

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead, PhD
President

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

	CONVERTIBLE NOTES AND NON-CONVERTIBLE SECURITIES - 13.3% of Net Assets
PRINCIPAL AMOUNT	Non-Convertible Notes - 13.3%	VALUE
	Ireland - 1.3%
$3,000,000	Endo Ltd/Endo Finance LLC/Endo Finco Inc., 6.00% due 2/1/2025	$2,913,750
4,000,000	Grifols Worldwide Operations Ltd., 5.25% due 4/1/2022	3,957,520
		6,871,270
	United Kingdom - 0.7%
4,000,000	Hikma Pharmaceuticals PLC, 4.25% due 4/10/2020	4,005,000
	United States - 11.3%
3,200,000	AbbVie Inc., 4.50% due 5/14/2035	3,088,976
4,100,000	Actavis Funding SCS, 4.55% due 3/15/2035	3,772,250
2,000,000	Amgen Inc., 3.63% due 5/22/2024	2,005,864
4,000,000	Amgen Inc., 5.15% due 11/15/2041	4,110,988
2,890,000	Amsurg Corporation, 5.63% due 7/15/2022	2,886,387
2,790,000	Baxalta Inc., 4.00% due 6/23/2025	2,794,325
1,200,000	Becton Dickinson and Co., 3.73% due 12/15/2024	1,221,623
3,000,000	DaVita HealthCare Partners Inc., 5.00% due 5/1/2025	2,880,000
4,000,000	EMD Finance LLC, 3.25% due 3/19/2025	3,877,464
1,385,000	Express Scripts Holding Co., 3.50% due 6/15/2024	1,362,973
3,000,000	Gilead Sciences, Inc., 4.60% due 9/1/2035	3,002,583
2,000,000	GlaxoSmithKline Capital Inc., 2.80% due 3/18/2023	1,976,224
1,200,000	HCA Inc., 5.25% due 4/15/2025	1,225,500
2,000,000	HCA Inc., 5.88% due 5/1/2023	2,075,000
2,630,000	HCP Inc., 4.20% due 3/1/2024	2,627,491
3,000,000	HealthSouth Corp, 5.75% due 11/01/24	2,962,500
5,000,000	Mallinckrodt International Finance SA/ Mallinckrodt CB LLC, 5.50% due 4/15/2025	4,456,250
1,200,000	McKesson Corp., 3.80% due 3/15/2024	1,230,572
1,200,000	Medtronic Inc., 4.38% due 3/15/2035	1,213,072
1,463,000	Merck & Co., Inc., 2.75% due 2/10/2025	1,423,996
2,115,000	Novartis Capital Corp., 3.40% due 5/6/2024	2,189,146

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(continued)

PRINCIPAL AMOUNT	Non-Convertible Notes - continued	VALUE
$4,000,000	Omega Healthcare Investors, Inc., 5.88% due 3/15/2024	$4,170,000
5,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 8/15/35	4,680,250
		61,233,434
	TOTAL NON-CONVERTIBLE NOTES	72,109,704
	CONVERTIBLE SECURITIES - 0.2% of Net Assets
	Convertible Preferred (Restricted) (b) - 0.2%
	Netherlands - 0.2%
149,396	Merus B.V. Class C (d)	1,111,787
	TOTAL CONVERTIBLE SECURITIES (Cost $1,102,783)	1,111,787
	TOTAL CONVERTIBLE NOTES AND NON-CONVERTIBLE SECURITIES (Cost $74,391,365)	73,221,491
SHARES	COMMON STOCKS - 71.3%
	Australia - 0.4%
38,000	CSL Limited	2,379,161
	Belgium - 3.6%
199,100	Galapagos NV (b)	8,130,322
142,500	UCB SA	11,122,176
		19,252,498
	Canada - 0.2%
49,322	Cynapsus Therapeutics, Inc.	798,523
	Denmark - 4.3%
132,447	Forward Pharma A/S (b)	3,120,451
29,800	Genmab A/S (b)	2,729,032
294,600	Novo Nordisk A/S	15,979,104
77,000	Zealand Pharma A/S (b)	1,689,368
		23,517,955

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(continued)

SHARES	France - 1.8%	VALUE
118,382	Cellectis S.A. (b)	$3,120,550
65,600	DBV Technologies S.A. (b)	2,334,704
300,000	Innate Pharma SA (b)	4,491,946
		9,947,200
	Germany - 1.6%
65,300	Bayer AG	8,350,981
	Ireland - 11.9%
130,348	Alkermes plc (b)	7,647,517
55,700	Allergan plc (b)	15,139,817
68,548	Endo International PLC (b)	4,749,006
162,900	Horizon Pharma plc (b) (c)	3,228,678
72,000	ICON plc (b)	5,109,840
22,800	Mallinckrodt PLC (b)	1,457,832
207,044	Medtronic PLC (c)	13,859,525
18,900	Perrigo Company PLC	2,972,403
49,513	Shire plc	10,161,553
		64,326,171
	Israel - 2.0%
199,777	Foamix Pharmaceuticals Ltd. (b)	1,464,365
169,000	Teva Pharmaceutical Industries Ltd.	9,541,740
		11,006,105
	Japan - 1.0%
47,200	Ono Pharmaceutical Co Ltd	5,559,421
	Netherlands - 2.1%
228,083	Affimed NV (b)	1,407,272
198,652	Mylan NV (b) (c)	7,997,730
102,800	UniQure NV (b) (c)	2,102,260
		11,507,262
	Spain - 0.5%
83,000	Grifols SA	2,523,200
	Switzerland - 7.6%
31,900	Actelion Ltd	4,048,871
21,300	Lonza Group AG	2,793,085
92,700	Novartis AG	8,520,984
484,000	Roche Holding AG	15,947,800
30,200	Syngenta AG	9,671,065
		40,981,805

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(continued)

SHARES	United Kingdom - 5.1%	VALUE
254,434	Adaptimmune Therapeutics plc (b)	$3,045,575
285,000	GlaxoSmithKline PLC	10,958,250
94,000	GW Pharmaceuticals PLC (b) (c)	8,588,780
150,000	Hikma Pharmaceuticals PLC	5,173,603
		27,766,208
	United States - 29.2%
69,300	ACADIA Pharmaceuticals Inc. (b)	2,291,751
18,200	Alexion Pharmaceuticals, Inc. (b) (c)	2,846,298
29,500	Alnylam Pharmaceuticals, Inc. (b) (c)	2,370,620
22,100	Anacor Pharmaceuticals Inc. (b) (c)	2,601,391
320,135	Ardelyx, Inc. (b)	5,531,933
40,400	Biogen Inc. (b)	11,789,124
12,000	BioMarin Pharmaceutical Inc. (b) (c)	1,263,840
22,800	bluebird bio, Inc. (b) (c)	1,950,540
11,121	Care Capital Properties, Inc.	366,214
105,800	Celldex Therapeutics, Inc. (b)	1,115,132
137,500	Dynavax Technologies Corporation (b)	3,374,250
102,800	Esperion Therapeutics, Inc. (b) (c)	2,425,052
141,700	Gilead Sciences, Inc.	13,913,523
29,900	HCA Holdings, Inc. (b)	2,313,064
187,224	Healthcare Realty Trust, Inc.	4,652,516
178,033	Healthcare Trust of America, Inc.	4,363,589
17,300	Humana, Inc.	3,096,700
8,604	Illumina, Inc. (b)	1,512,755
196,000	Inotek Pharmaceuticals Corp. (b)	1,842,400
48,800	Isis Pharmaceuticals, Inc. (b)	1,972,496
56,376	Johnson & Johnson	5,262,700
56,900	Juno Therapeutics, Inc. (b)	2,315,261
316,900	Karyopharm Therapeutics Inc. (b) (c)	3,336,957
353,900	Lexicon Pharmaceuticals, Inc. (b) (c)	3,800,886
410,486	Medical Properties Trust, Inc.	4,539,975
98,000	Medivation, Inc. (b)	4,165,000
96,097	Merck & Co., Inc.	4,746,231
286,000	Merrimack Pharmaceuticals, Inc. (b)	2,433,860
153,700	Momenta Pharmaceuticals, Inc. (b)	2,522,217
430,997	New Senior Investment Group Inc	4,508,229
71,581	Paratek Pharmaceuticals, Inc. (b)	1,360,039
164,050	Pfizer, Inc.	5,152,810
179,870	Physicians Realty Trust	2,714,238
95,200	Puma Biotechnology, Inc. (b) (c)	7,174,272
82,800	Sage Therapeutics, Inc. (b) (c)	3,504,096

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(continued)

SHARES	United States - continued	VALUE
190,900	Senior Housing Properties Trust	$3,092,580
70,300	The Medicines Company (b) (c)	2,668,588
24,400	United Therapeutics Corporation (b)	3,202,256
66,979	UnitedHealth Group, Inc.	7,770,234
76,484	Ventas Inc.	4,287,693
78,104	Vertex Pharmaceuticals Incorporated (b)	8,133,751
		158,285,061
	TOTAL COMMON STOCKS (Cost $441,659,125)	386,201,551
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 18.1%
	Repurchase Agreement - 18.1%
$98,330,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $98,330,000, 0.01%, dated 09/30/15, due 10/01/15 (collateralized by U.S. Treasury N/B 1.375%, due 02/29/20, market value $100,299,719)	98,330,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $98,330,000)	98,330,000
	TOTAL INVESTMENTS - 102.9% (Cost $614,380,490)	557,753,042
NUMBER OF CONTRACTS (100 SHARES EACH)	CALL OPTION CONTRACTS WRITTEN - (0.1)%
182	Alexion Pharmaceuticals plc Oct15 162.5 Call	(55,510)
295	Alnylam Pharmaceuticals, Inc. Oct15 100 Call	(19,913)
221	Anacor Pharmaceuticals Inc. Oct15 140 Call	(22,763)
120	BioMarin Pharmaceutical Inc. Oct15 125 Call	(7,200)
228	bluebird bio, Inc. Oct15 135 Call	(7,980)

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(continued)

NUMBER OF CONTRACTS (100 SHARES EACH)	CALL OPTION CONTRACTS WRITTEN - continued	VALUE
1,028	Esperion Therapeutics, Inc. Oct15 45 Call	$(10,280)
414	GW Pharmaceuticals Plc Oct15 110 Call	(20,700)
1,629	Horizon Pharma Plc Oct15 29 Call	(16,290)
3,169	Karyopharm Therapeutics Inc. Oct15 15 Call	(15,845)
3,539	Lexicon Pharmaceuticals Inc Oct15 15 Call	(70,780)
703	Medicines Company Oct15 42 Call	(21,090)
827	Medtronic PLC Oct15 71 Call	(16,953)
590	Mylan Nv Oct15 50 Call	(2,950)
590	Mylan Nv Oct15 52.5 Call	(7,965)
454	Puma Biotechnology, Inc. Oct15 100 Call	(103,285)
828	Sage Therapeutics, Inc. Oct15 55 Call	(41,400)
1,028	UniQure Nv Oct15 30 Call	(20,560)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $2,298,423)	(461,464)
	TOTAL INVESTMENTS LESS CALL OPTION CONTRACTS WRITTEN - 102.8% (Cost $612,082,067)	557,291,578
	OTHER LIABILITIES IN EXCESS OF ASSETS - (2.8)%	(15,408,730)
	NET ASSETS - 100%	$541,882,848

(a)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)  Non-income producing security.

(c)  A portion of security is pledged as collateral for call options written.

(d)  Security fair valued. See Investment Valuation and Fair Value Measurements.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

ASSETS:
Investments, at value (cost $516,050,490)	$459,423,042
Repurchase agreement, at value (cost $98,330,000)	98,330,000
Total investments	557,753,042
Cash	471,309
Foreign currency, at value (Cost $5,380,305)	5,355,305
Dividends and interest receivable	1,406,565
Prepaid expenses	14,559
Receivable for open forward currency contracts	419,660
Total assets	565,420,440
LIABILITIES:
Payable for investments purchased	21,857,837
Accrued advisory fee	478,868
Accrued investor support service fees	57,464
Accrued shareholder reporting fees	31,191
Accrued trustee fees	36,530
Options written, at value (premium received $2,298,423)	461,464
Payable for open forward currency contracts	133,081
Accrued other	481,157
Total liabilities	23,537,592
Commitments and Contingencies (see Notes 1 and 4)
NET ASSETS	$541,882,848
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 31,179,993 shares issued and outstanding	$594,290,869
Accumulated net investment loss	(570,228)
Accumulated net realized gain on investments, options and foreign currencies	2,671,540
Net unrealized loss on investments, options and translation of assets and liabilities in foreign currencies	(54,509,333)
Total net assets (equivalent to $17.38 per share based on 31,179,993 shares outstanding)	$541,882,848

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

STATEMENT OF OPERATIONS

PERIOD JUNE 30, 2015 TO SEPTEMBER 30, 2015(1)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $3,545)	$861,013
Interest and other income	505,614
Total investment income	1,366,627
EXPENSES:
Advisory fees	1,451,848
Investor support service fees	174,222
Administration and auditing fees	68,916
Legal fees	55,800
Trustees' fees and expenses	42,417
Shareholder reporting	36,701
Custodian fees	23,704
Transfer agent fees	5,608
Other (see Note 2)	46,473
Total expenses	1,905,689
Net investment loss	(539,062)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,959,477
Closed or expired option contracts written	2,681,420
Foreign currency transactions	276,887
Net realized gain	9,917,784
Change in unrealized appreciation (depreciation)
Investments	(56,627,448)
Option contracts written	1,836,959
Foreign currency	281,156
Change in unrealized appreciation (depreciation)	(54,509,333)
Net realized and unrealized gain (loss)	(44,591,549)
Net decrease in net assets resulting from operations	($45,130,611)

(1) Commenced operations on June 30, 2015.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period June 30, 2015 to September 30, 2015 (1)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	$(539,062)
Net realized gain	9,917,784
Change in net unrealized depreciation	(54,509,333)
Net decrease in net assets resulting from operations	(45,130,611)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,277,410)
Total distributions	(7,277,410)
CAPITAL SHARE TRANSACTIONS:
Net proceed from sale of shares (31,179,993 shares)	594,290,869
Total capital share transactions	594,290,869
Net increase in net assets	541,882,848
NET ASSETS:
End of period	$541,882,848
Accumulated net investment loss included in net assets at end of period	($570,228	) (a)

(1) Commenced operations on June 30, 2015.

(a) Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

FINANCIAL HIGHLIGHTS

	For the period June 30, 2015 to September 30, 2015 (1)
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, Beginning of period	$19.10	(3)
Net investment loss (2)	(0.02)
Net realized and unrealized gain (loss)	(1.47)
Total decrease from investment operations	(1.49)
Distributions to shareholders from:
Income distributions to shareholders	(0.23)
Total distributions	(0.23)
Net asset value per share, end of period	$17.38
Per share market value, end of period	$14.38
Total investment return at market value	(27.07	%)*
Total investment return at net asset value	(7.46	%)*
RATIOS
Expenses to average net assets	1.32	%**
Net investment loss to average net assets	(0.37	%)**
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$542
Portfolio turnover rate	58.96	%*

*  Not Annualized.

**  Annualized.

(1)  Commenced operations on June 30, 2015.

(2)  Computed using average shares outstanding.

(3)  Net asset value beginning of period reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(1)  Organization and Significant Accounting Policies

Tekla World Healthcare Fund (the Fund) is a Massachusetts business trust formed on March 5, 2015 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on June 30, 2015. The investment objective is to seek current income and long-term capital appreciation through investments in U.S. and non-U.S. companies engaged in the healthcare industry (including equity securities, debt securities and pooled investment vehicles). The Fund invests primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser) to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after September 30, 2015, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Fund holds securities or other assets that are denominated in a foreign currency. The Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time) when valuing such assets. The Board of Trustees of the Fund (the "Trustees") has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing forward exchange rates. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value, are typically valued in good

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees. The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

Transactions in call options written for the period ended September 30, 2015 were as follows:

	Contracts	Premiums
Options outstanding, June 30, 2015	—	$—
Options written	43,623	7,544,294
Options terminated in closing purchase transactions	—	—
Options exercised	(13,696)	(2,564,451)
Options expired	(14,082)	(2,681,420)
Options outstanding, September 30, 2015	15,845	$2,298,423
Average Number of Contracts	1,069,550

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Liabilities, options written, at value	$461,464	Net realized gain on closed or expired option contracts written	$2,681,420
			Change in unrealized appreciation (depreciation) on option contracts written	$1,836,959
Forward Currency Contracts	Assets, forward currency, at value	$419,660	Change in unrealized appreciation (depreciation) on Foreign currency	$286,579
	Liabilities, forward currency, at value	$133,081

Forward Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. Forward contracts may also be used to attempt to protect the value of the Fund's existing holdings of foreign securities. Forward contracts may also be used for

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

non-hedging purposes to pursue the Fund's investment objective. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

The following forward contracts were held as of September 30, 2015:

Description	Counterparty	Settlement Date	Currency		Settlement Value	Current Value	Unrealized Gain/(Loss)
Contracts Sold:
British Pound	Goldman Sachs Bank	10/30/15	17,570,300	GBP	$26,796,992	$26,575,948	$221,044
British Pound	Goldman Sachs Bank	10/30/15	4,364,330	GBP	6,648,533	6,601,265	47,268
Danish Krone	Goldman Sachs Bank	10/30/15	56,188,156	DKK	8,441,477	8,419,996	21,481
Euro	Goldman Sachs Bank	10/30/15	5,012,277	EUR	5,638,612	5,603,066	35,546
Euro	Goldman Sachs Bank	10/30/15	33,080,863	EUR	37,071,408	36,980,049	91,359
Israeli Sheqel	Goldman Sachs Bank	10/30/15	43,046,427	ILS	10,904,317	10,975,635	(71,318)
Japanese Yen	Goldman Sachs Bank	10/30/15	734,431,989	JPY	6,114,152	6,124,091	(9,939)
Swiss Franc	Goldman Sachs Bank	10/30/15	16,516,465	CHF	16,965,717	16,962,755	2,962
Swiss Franc	Goldman Sachs Bank	10/30/15	23,010,057	CHF	23,579,985	23,631,809	(51,824)
						$141,874,614	$286,579
Average Notional Amount of Forward Contracts							110,117,823

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the period ended September 30, 2015 totaled $654,430,336 and $142,775,341, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2015, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2015, the Fund reclassified $7,246,244 from accumulated net realized gain on investment and $7,246,244 to undistributed net investment income for current period book/tax differences.

The tax basis components of distributable earnings and the tax cost as of September 30, 2015 were as follows:

Cost of Investments for tax purposes	$614,391,002
Gross tax unrealized appreciation	$2,613,243
Gross tax unrealized depreciation	($59,251,203)
Net tax unrealized appreciation on investments	(56,637,960)
Undistributed ordinary income	2,682,052

The Fund has designated the distributions for its taxable year ended September 30, 2015 as follows:

Ordinary income (includes short-term capital gain)	$7,277,410

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Organizational Expenses and Offering Costs

All organizational expenses of the Fund were borne by Tekla Capital Management LLC. As a result, organizational expenses are not reflected in the Statement of Assets and Liabilities or the Statement of Operations. Offering costs of $1,246,990 were limited to $0.04 per share and were charged to paid in capital upon sale of the shares.

Investor Support Services

The Fund has retained Destra Capital Investment LLC to provide investor support services in connection with the ongoing operation of the Fund. The Fund will pay Destra a fee in an annual amount equal to (i) 0.12% of the average aggregate daily value of the Fund's Managed Assets from June 30, 2015 to June 29, 2016 and (ii) 0.10% of the average aggregate daily value of the Fund's Managed Assets from June 30, 2016 through the remaining term of the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets means the total assets of the Fund minus the Fund's liabilities other than the loan payable.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the period ended September 30, 2015, these payments amounted to $7,138 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

(3)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2015 to value the Fund's net assets. For the period ended September 30, 2015, there were no transfers between Levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible and Non-Convertible Securities
Non-Convertible Notes
Ireland		$6,871,270		$6,871,270
United Kingdom		4,005,000		4,005,000
United States		61,233,434		61,233,434
Convertible and Non-Convertible Securities
Securities and Warrants
Convertible Preferred and Warrants
Biotechnologies/Biopharmaceuticals		—	$1,111,787	1,111,787
Common Stocks and Warrants
Australia	$2,379,161	—	—	2,379,161
Belgium	19,252,498	—	—	19,252,498
Canada	798,523	—	—	798,523
Denmark	23,517,955	—	—	23,517,955
France	9,947,200	—	—	9,947,200
Germany	8,350,981	—	—	8,350,981
Ireland	64,326,171	—	—	64,326,171
Israel	11,006,105	—	—	11,006,105
Japan	5,559,421	—	—	5,559,421
Netherlands	11,507,262	—	—	11,507,262
Spain	2,523,200	—	—	2,523,200
Switzerland	40,981,805	—	—	40,981,805
United Kingdom	27,766,208	—	—	27,766,208
United States	158,285,061	—	—	158,285,061
Short-Term Investment
Repurchase Agreement	—	98,330,000	—	98,330,000
Total	$386,201,551	$170,439,704	$1,111,787	$557,753,042

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

Assets at Value	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Assets
Forward Currency Contracts		$419,660	—	$419,660
Liabilities
Call Options Contracts Written	$(461,464)	—	—	(461,464)
Forward Currency Contracts	—	(133,081)	—	(133,081)
Total	$(461,464)	$286,579	$0	$(174,885)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of June 30, 2015 (1)	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of September 30, 2015
Convertible Preferred and Warrants
Biotechnologies/ Biopharmaceuticals	$—	$9,004	$1,102,783	$—	$—	$1,111,787
Total	$—	$9,004	$1,102,783	$—	$—	$1,111,787

(1)  Commencement of Operations

Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2015 $9,004

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at 9/30/2015	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$1,111,787	Market approach, recent transaction	(1)	N/A
	$1,111,787

(1)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented 0% of the Fund's Managed Assets at September 30, 2015.

At September 30, 2015, the Fund had commitments of $516,025 relating to additional investments in one private company.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2015. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Merus B.V. Class C Cvt. Pfd	8/15/17	$1,102,783	$7.44	$1,111,787
		$1,102,783		$1,111,787

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tekla World Healthcare Fund:

We have audited the accompanying statement of assets and liabilities of Tekla World Healthcare Fund (the "Fund"), including the schedule of investments, as of September 30, 2015, and the related statements of operations and changes in net assets, and financial highlights for the period June 30, 2015 (commencement of operations) to September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tekla World Healthcare Fund as of September 30, 2015, and the results of its operations, changes in its net assets and the financial highlights for the period June 30, 2015 (commencement of operations) to September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 20, 2015

TEKLA WORLD
HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

On May 18, 2015, the Board, and the Trustees of the Fund who are not interested persons (Independent Trustees) voting separately, approved the Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser. The initial term of the Advisory Agreement is two years, and the Advisory Agreement will continue in effect thereafter so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.

In approving the Advisory Agreement, the Board considered the factors described below and the recommendation of the Governance and Nominating Committee, among other things. The Board reviewed information about those factors, including materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process. Those materials included, among other things, (i) information regarding the proposed investment objective and strategies of the Fund and (ii) comparisons of the proposed advisory fee and expected expenses and expense ratio of the Fund to those of a peer group of other investment companies with similar objectives and strategies. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts and its compliance and administrative capabilities. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the approval of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor. In considering the Advisory Agreement, the Board did not identify any single factor as all-important or controlling.

The nature, extent, and quality of the services to be provided by the Adviser. The Trustees considered the services the Adviser would provide the Fund, which include, among others, managing the Fund's portfolio in accordance with the its investment objective and policies, making investment decisions for the Fund, placing purchase and sale orders for portfolio transactions for the Fund, handling shareholder communications and supervising and monitoring the performance of the Fund's other service providers. The Trustees also considered information regarding the Fund's compliance program, including the performance of the Adviser's compliance staff in connection with other funds managed by the Adviser and overseen by the same Trustees, and in particular the favorable results of the two most recent exams by the staff of the SEC. The Trustees also considered the qualifications, responsibilities, and compensation of the personnel who would provide services to the Fund. The Independent Trustees considered the Adviser's business activities, relationship, and business plans and the Adviser's approach to risk management. The Independent Trustees also took into account the Adviser's significant investment in its business through the recent addition of portfolio management and administrative staff and the Adviser's commitment to continue to build out its infrastructure, including development of an investment team adequate in number, experience and qualifications to meet the future demands of all of its funds for investment management services. The Independent Trustees concluded that they were satisfied with the quality and value of the investment advisory and other services the Adviser would provide to the Fund, and, in particular, the management style and discipline to be followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel.

TEKLA WORLD
HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The investment performance of each Fund and the Adviser. As the Fund was newly organized and had no performance history of its own, the Independent Trustees took into account the generally favorable performance history of other funds managed by the Adviser and overseen by the same Trustees. The Trustees also considered the Adviser's proposed portfolio management strategy and process for the Fund and how these were similar to, and how they were different from, those of the other funds. The Trustees concluded that they were satisfied with the investment performance of the other funds and that there was a reasonable basis for believing the Adviser would provide similarly high quality investment management services to the Fund.

The costs of services provided and profits realized by the Adviser and its affiliates. The Independent Trustees took into account the various services to be provided by the Adviser to the Fund and considered financial information provided by the Adviser (including its financial statements) and comparisons of (i) the advisory fees charged by the Adviser to the advisory fees of a peer group of investment companies, (ii) the Fund's proposed expenses and expense ratio to those of a peer group of other investment companies, and (iii) the Adviser's expected negative profitability with respect to its operation of the Fund for the first one to two years, based on certain assumption as to the size of its initial public offering. The Independent Trustees concluded that the Adviser's proposed fee was within a reasonable range of fees presented in the comparative information. The Trustees also considered that the Adviser presently provides investment management services only to its three existing funds and does not derive any benefit from its relationship with the funds other than receipt of advisory fees pursuant to the investment advisory agreement with each such fund. The Trustees concluded that the advisory fees proposed to be charged by the Adviser are fair and reasonable in light of the quality and nature of the services proposed to be provided by the Adviser under the Investment Advisory Agreement and that the expected profitability of the Adviser's relationship with the Fund, based on projected asset levels, was not excessive.

Economies of Scale. The Independent Trustees also considered economies of scale that the Adviser may realize in operating the Fund. They considered the proposed advisory fee schedule in the Investment Advisory Agreement for the Fund and the fact that it did not contain breakpoints as the Fund's net assets increase. The Independent Trustees concluded that, based on the comparative fee and Adviser profitability information provided, breakpoints were not needed at this time, but they agreed to consider breakpoints in the future depending on the Fund's asset growth following its launch.

TEKLA WORLD
HEALTHCARE FUND

TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Michael W. Bonney 8/1958 Trustee (since 2015)		Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2012-2014); President, Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2003-2012); Director, NPS Pharmaceuticals, Inc. (2012-2015); Chairman of the Board of Trustees, Bates College (since 2010); Board member of the Pharmaceutical Research and Manufacturers of America (PhRMA) (2009-2014).	4
Rakesh K. Jain, Ph.D. 12/1950	Trustee (since 2015)	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (since 2011).	4
Oleg M. Pohotsky 3/1947	Trustee (since 2015) Chairman (since 2015)	Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board Advisers, Kaufman & Co. LLC (since 2008); Director, Avangard Investment Holdings (since 2010); Director, The New America High Income Fund, Inc. (since 2013).	4
William S. Reardon, CPA 6/1946	Trustee (since 2015)	Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc (since 2002); Director, Synta Pharmaceuticals, Inc. (since 2004).	4

TEKLA WORLD
HEALTHCARE FUND

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 2015)	Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (since 2002); Director, Amerigroup, Inc. (since 2002).	4
Lucinda H. Stebbins, CPA 11/1945	Trustee (since 2015)	Independent Consultant, Deutsche Bank (2004-2015); Director, Bald Peak Land Company, Inc. (2008-2014); Director, Solstice Home Care, Inc. (Since 2014).	4
Interested Trustee:
Daniel R. Omstead, Ph.D.[3] 7/1953	President (Since 2015); Trustee (Since 2015)	President of the Fund, Tekla Healthcare Investors (HQH) 2001,Tekla Life Sciences Investors (HQL) 2001 and Tekla Healthcare Opportunities Fund (THQ) (Since 2014); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director: IlluminOss Medical, Inc. (since 2012); Magellan Diagnostics, Inc. (since 2006); Dynex Corporation (since 2012); Insightra Medical, Inc. (since 2015); Neurovance, Inc. (since 2015); EBI Life Sciences, Inc. (since 2015); Euthymics Biosciences, Inc. (since 2015); Veniti, Inc. (since 2015).	4

1  The Address for each Trustee is: Tekla World Healthcare Fund, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Com-pany Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

TEKLA WORLD
HEALTHCARE FUND

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel R. Omstead, Ph.D. 7/1953	President (Since 2015); Trustee (Since 2015)

President of the Fund, HQH (Since 2001), HQL (Since 2001) and THQ (Since 2014); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director: IlluminOss Medical, Inc. (since 2012); Magellan Diagnostics, Inc. (since 2006); Dynex Corporation (since 2012); Insightra Medical, Inc. (since 2015); Neurovance, Inc. (since 2015); EBI Life Sciences, Inc. (since 2015); Euthymics Biosciences, Inc. (since 2015); Veniti, Inc. (since 2015).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer (since 2015)

Chief Compliance Officer, Secretary and Treasurer, the Fund, HQH (Since 2009), HQL (Since 2009) and THQ (Since 2014); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (Since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: Tekla World Healthcare Fund; 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the fund Directors and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110.

TEKLA WORLD
HEALTHCARE FUND

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request by calling 1-617-772-8500; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.Teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio holdings and sector information for each fiscal quarter, approximately 15 days after the end of each quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Investments, at (877) 855-3434.

FEDERAL TAX INFORMATION (unaudited)

Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2015. In February 2016, shareholders will receive Form 1099-DIV, which will include their share of qualified

TEKLA WORLD
HEALTHCARE FUND

FEDERAL TAX INFORMATION (unaudited)

(continued)

dividends and capital gains and return of capital distributed during the calendar year 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

For corporate shareholders, 3.33% of ordinary income dividends paid by the Fund qualified for the dividends received deduction during the period July 31, 2015 to September 30, 2015.

Under Section 854(b)(2) of the Code, the Fund designated $527,657 as qualified dividends for the year ended September 30, 2015.

DISTRIBUTION POLICY

The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may repurchase its shares from time to time in the open market.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D. (since 2015), Jason C. Akus, M.D./M.B.A, Mark Charest, Ph.D., Christian Richard, M.B.A, M.S., Timothy Gasperoni, Ph.D., M.B.A, Amanda Birdsey-Benson Ph.D., Alan Kwan, Ph.D., M.S., M.B.A and William Hite, CFA are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING

A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA WORLD
HEALTHCARE FUND

DIVIDEND REINVESTMENT AND STOCK
PURCHASE PLAN

Reinvestment of Distributions. Under the Dividend Reinvestment and Stock Purchase Plan, dividends and/or distributions to a Shareholder will automatically be reinvested in additional Shares of the Fund. Each registered Shareholder may elect to have dividends and distributions distributed in cash (i.e., "opt-out") rather than participate in the Dividend Reinvestment and Stock Purchase Plan. For any registered Shareholder that does not so elect, dividends and/or distributions on such Shareholder's Shares will be reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), as agent for Shareholders in additional Shares, as set forth below. Participation in the Dividend Reinvestment and Stock Purchase Plan is completely voluntary, and may be terminated or resumed at any time without penalty by internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. Each participant will pay a per Share fee (currently $0.05 per Share) incurred in connection with open market purchases. If a participant elects to have the Plan Agent sell all or a part of his or her Shares and remit the proceeds to the participant, the Plan Agent is authorized to deduct a $15 sales fee per trade and a per Share fee of $0.12 from such proceeds. All per Share fees include any applicable brokerage commissions the Plan Agent is required to pay. The automatic reinvestment of Dividends will not relieve Participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividend.

The Plan Agent will acquire shares for participants' accounts by purchasing either newly issued shares from the Fund or outstanding shares in the open market, depending upon the circumstances. If on the payment date of a dividend or distribution the NAV per share is equal to or less than the closing market price (plus estimated per share fees in connection with the purchase of shares), the Plan Agent will invest the dividend or distribution in newly issued shares. The number of newly issued shares to be credited to each participant's account will be determined by dividing the amount of the participant's cash dividend or distribution by the greater of the NAV per share on the payment date or 95% of the closing market price per share on the payment date. If on the payment date the NAV per share is greater than the closing market price per share (plus per share fees), the Plan Agent will invest the dividend or distribution in shares acquired in open-market purchases. The per share price for open-market purchases will be the weighted average price of the shares on the payment date.

Stock Purchase Plan. All registered shareholders can voluntarily purchase additional shares in the Fund at any time through the Plan Agent. The minimum investment under this option is $50. Participants can make an investment online or by sending a check to the Plan Agent. Each investment will entail a transaction fee of $5.00 plus %0.05 per share purchased. Shareholders can also authorize the Plan Agent to make automatic withdrawals from a bank account.

TEKLA WORLD
HEALTHCARE FUND

DIVIDEND REINVESTMENT AND STOCK
PURCHASE PLAN

(continued)

Each automatic transaction will entail a fee of $2.50 plus $0.05 per share purchased. There is a $25 charge for each returned check or rejected electronic funds transfer.

Amendment or Termination of Plan. The Fund reserves the right to amend or terminate the Plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

Plan Agent. You can contact the Plan Agent at www.computershare.com/investor, at P.O. Box 30170, College Station, TX 77842-3170 or at 1-800-426-5523.

TEKLA WORLD
HEALTHCARE FUND

New York Stock Exchange Symbol: THW
NAV Symbol: XTHWX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

1-617-772-8500

Item 2.  CODE OF ETHICS.

(a)                                 As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 No disclosures are required by this Item.

(c)                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                  Not applicable.

(f)                                   A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA  02110, (617) 772-8500.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $0 for the fiscal year ended September 30, 2015 and not applicable for the fiscal year ended September 30, 2014.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended September 30, 2015 and not applicable for the fiscal year ended September 30, 2014.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The aggregate fees billed in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $25,000 for the fiscal year ended September 30, 2015 and not applicable for the fiscal year ended September 30, 2014. The nature of the services comprising the fees disclosed under this category was services related to the initial public offering of the Registrant.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All services described in paragraphs (b) through (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)                                   Not applicable.

(g)                                  None.

(h)                                 Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Oleg M. Pohotsky, Uwe E. Reinhardt, Lucinda H. Stebbins and William S. Reardon.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors,Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether TCM cast its vote on the matter;

•                  how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)      As of December 2, 2015, Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Mark G. Charest, Ph.D, Christian M. Richard, M.S/M.B.A,  Timothy Gasperoni, Ph.D/M.B.A., Amanda Birdsey-Benson, Ph.D., Alan Kwan, Ph.D/M.B.A and William R. Hite, CFA. are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of Tekla Healthcare Investors (“HQH”), Tekla Life Science Investors (“HQL”), and Tekla Healthcare Opportunities Fund (“THQ”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D. is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQH, HQL and THQ.

Jason C. Akus, M.D./M.B.A. is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

Mark G. Charest, Ph.D. is Senior Vice President, Research of TCM. He was previously a Portfolio Manager at New Leaf Venture Partners and was a Kauffman Fellow at Panorama Capital.  He joined TCM in 2015.

Christian M. Richard, M.S./M.B.A is Senior Vice President, Research of TCM. He was previously a Partner/Head of Research for Merlin Biomed Private Equity/Merlin. He joined TCM in 2015.

Timothy Gasperoni, Ph.D./M.B.A. is Senior Vice President, Research of TCM. He was previously a Senior Analyst and Founding Member of Sabby Capital and was a Partner and Senior Analyst at Crosswind Investments, LLC.  He joined TCM in 2015.

Amanda Birdsey-Benson, Ph.D. is Senior Analyst of TCM. She was previously an analyst for R.A. Capital Management.  She joined TCM in 2014.

Alan Kwan, Ph.D./M.B.A.is Senior Analyst of TCM. He was previously a Principal Investigator at GlaxoSmithKline, plc. He joined TCM in 2014.

William R. Hite, CFA is Senior Analyst of TCM. He was previously an Associate Analyst at Columbia Management, an Associate Analyst at Lazard Capital Markets and worked at Leerink Partners.  He joined TCM in 2015.

(a)(2)      The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	3	$2,391 million	0	0	0	0
Jason C. Akus	3	$2,391 million	0	0	0	0
Mark Charest	3	$2,391 million	0	0	0	0
Christian Richard	3	$2,391 million	0	0	0	0
Timothy Gasperoni	3	$2,391 million	0	0	0	0
Amanda Birdsey-Benson	3	$2,391 million	0	0	0	0
Alan Kwan	3	$2,391 million	0	0	0	0
William Hite	3	$2,391 million	0	0	0	0

None of the funds or other accounts is subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant, HQH, HQL and THQ, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3)      As of September 30, 2015, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the S&P 500 Index and the MSCI World Healthcare Index during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4)      As of September 30, 2015, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED

Daniel R. Omstead	$50,001-$100,000
Jason C. Akus	none
Mark Charest	none
Christian Richard	none
Timothy Gasperoni	none
Amanda Birdsey-Benson	none
Alan Kwan	none
William Hite	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)  Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(a)(3)  Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1(Exhibit 4).

(b)                      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA WORLD HEALTHCARE FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/02/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/02/15

* Print the name and title of each signing officer under his or her signature.